UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 19, 2019

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KALLO, INC.
____________________________
(Exact Name of Registrant as Specified in Charter)
Nevada	000-53183	98-0542529
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

255 Duncan Mills Road, Suite 504, Toronto, Canada M3B 3H9
(Address of Principal Executive Office)

Registrant's telephone number including area code:   (416) 246-9997

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the exchange Act (17 CFR 240.13e-4(c)).

As used herein, the term "we," "us," "our," and the "Company" refers to Kallo, Inc. a Nevada corporation.

MATTER OF FORWARD-LOOKING STATEMENTS

THIS FORM 8-K CONTAINS "FORWARD-LOOKING STATEMENTS" THAT CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING WORDS SUCH AS "BELIEVES," "EXPECTS," "MAY," "WILL," "SHOULD," OR "ANTICIPATES," OR THE NEGATIVE OF THESE WORDS OR OTHER VARIATIONS OF THESE WORDS OR COMPARABLE WORDS, OR BY DISCUSSIONS OF PLANS OR STRATEGY THAT INVOLVE RISKS AND UNCERTAINTIES.  MANAGEMENT WISHES TO CAUTION THE READER THAT THESE FORWARD-LOOKING STATEMENTS, INCLUDING,  BUT NOT LIMITED TO, STATEMENTS REGARDING THE COMPANY'S MARKETING PLANS, GOALS, COMPETITIVE AND TECHNOLOGY TRENDS AND OTHER MATTERS THAT ARE NOT HISTORICAL FACTS ARE ONLY PREDICTIONS. NO ASSURANCES CAN BE GIVEN THAT SUCH PREDICTIONS WILL PROVE CORRECT OR THAT THE ANTICIPATED FUTURE RESULTS WILL BE ACHIEVED. ACTUAL EVENTS OR RESULTS MAY DIFFER MATERIALLY EITHER BECAUSE ONE OR MORE PREDICTIONS PROVE TO BE ERRONEOUS OR AS A RESULT OF OTHER RISKS FACING THE COMPANY. FORWARD-LOOKING STATEMENTS SHOULD BE READ IN LIGHT OF THE CAUTIONARY STATEMENTS. THE RISKS INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH AN EARLY-STAGE COMPANY THAT HAS ONLY A LIMITED HISTORY OF OPERATIONS, THE COMPARATIVELY LIMITED FINANCIAL AND M MANAGERIAL RESOURCES OF THE COMPANY, THE INTENSE COMPETITION THE COMPANY FACES FROM OTHER ESTABLISHED COMPETITORS, TECHNOLOGICAL CHANGES THAT MAY LIMIT THE ABILITY OF THE COMPANY TO MARKET AND SELL ITS PRODUCTS AND SERVICES  OR ADVERSELY IMPACT THE PRICING OF OUR PRODUCTS AND SERVICES, AND MANAGEMENT THAT HAS ONLY LIMITED EXPERIENCE IN DEVELOPING SYSTEMS AND MANAGEMENT PRACTICES. ANY ONE OR MORE OF THESE OR OTHER RISKS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FUTURE RESULTS INDICATED, EXPRESSED, OR IMPLIED IN SUCH FORWARD-LOOKING STATEMENTS.  WE UNDERTAKE NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENT TO REFLECT EVENTS, CIRCUMSTANCES, OR NEW INFORMATION AFTER THE DATE OF THIS FORM 8-K OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED OR OTHER SUBSEQUENT EVENTS.

Item 1.01 Entry into a Material Definitive Agreement.

On February 19, 2019 the Company's Board of Directors approved (the "Board Action") the designation of five million (5,000,000) shares of the Company's Preferred Stock (par value $0.00001) as Series B Preferred Stock (the "Series B Shares") and the issuance of all of the Series B Shares to John Cecil, the Company's President and Chief Executive Officer pursuant to which the Company and John Cecil entered into that certain Investment Agreement of the same date (the "Agreement").

The rights and privileges of the Series B Shares are set forth in that certain Certificate of Designation of Preferences (the "Certificate") which provides in material part the following:

(1)	The Series B Shares are entitled to receive cash dividends from funds legally available on a pro rata basis at and with any dividends that may be paid to the holders of the Company's Common Stock.

(2)
In the event that the Company at any time and from time to time effectuates a recapitalization of the Company's Common Stock by or through a reverse stock split (the "Recapitalization Event"), any such Recapitalization Event shall have no effect on the rights of the Series B Shares.

(3)
In the event of any consolidation or merger of the Company which is in the nature of the winding up of the Company's business or sale of all or substantially all of the Company's  assets (a "Liquidation"), each holder of record of shares of the Series B Shares shall be entitled to be paid in cash in respect of each such share an amount equal to and at the same time as any amount that may be paid to the holders of the Company's Common Stock with any such amount equal, on a per share basis, to the amount paid per share to the holders of the Company's Common Stock.

(4)	The Series B Shares are not convertible into shares of the Company's Common Stock.

(5)	The Series B Shares may not be redeemed except upon written approval of any holder of the Series B Shares.

(6)
Except as otherwise provided by law, each share of Series B Shares shall be entitled, on all matters on which any of the shareholders are required or permitted to vote, to one thousand (1,000) votes per share. And except as provided expressly by the Certificate or as required by law, the holders of the Series B Shares shall vote together with the Common Stock shareholders and not as a separate class. So long as any shares of the Series B Shares remain outstanding, the Company shall not, without first obtaining the approval (by vote or written consent) of the holders of at least a majority of the total number of shares of the Series B Shares then outstanding voting separately as a class, alter or change, in any material respect, the rights, preferences or privileges or the restrictions of the shares of the Series B Shares whether by amendment of the Company's Certificate of Designation of Preferences or otherwise. At any meeting at which the holders of the Series B Shares are entitled to vote as a class pursuant to this provision, the holders of a majority of all outstanding shares of Series B Shares, present in person or represented by proxy, shall be necessary to constitute a quorum.

(7)
At no time from and after the approval of the issuance of the Series B Shares, shall the Company establish, create, authorize, or otherwise approve the issuance of any one or more series or class of the Company's Preferred Stock or the amendment to any series or class of the Company's existing Preferred Stock or any other form of capital stock that would reasonably result in the diminution or reduction in the rights and privileges of the Series B Shares unless the Company secures the express written consent of all of the holders of the Series B Shares giving their unequivocal approval to such diminution or reduction.

As a result of the Board Action and the approval of the designation of the rights and privileges of the Series B Shares as summarized above and as forth in the Certificate together with the issuance of the 5,000,000 Series B Shares to John Cecil pursuant to the Agreement, John Cecil holds an aggregate of five billion votes as the holder of the 5,000,000 Series B Shares in addition to: (1) his voting rights as a holder of the Company's Common Stock; and (2) his voting rights derived from the 70,000,000 shares of the Company's Series A Preferred Stock issued to him previously and thereby is able to control the Company and determine the composition of the Company's Board of Directors. See the Voting Rights Table (below).

A copy of the Certificate and the Investment Agreement are each attached as exhibits to this Form 8-K.

Item 3.02 Unregistered Sales of Equity Securities.

On February 19, 2019 the Company's Board of Directors approved the designation of five million (5,000,000) shares of the Company's Preferred Stock (par value $0.00001) as Series B Preferred Stock (the "Series B Shares") and the issuance of all of the Series B Shares to John Cecil, the Company's President and Chief Executive Officer pursuant to which the Company and John Cecil entered into that certain Investment Agreement of the same date (the "Agreement").

The issuance of the Series B Shares to John Cecil was undertaken without the participation or use of any underwriter, placement manager or any other third party and the Series B Shares were issued solely in consideration for his services to the Company.

The issuance of the Series B Shares was undertaken upon a claim to the exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the "1933 Act") and upon the exemption provided by Regulation S as promulgated by the Securities and Exchange Commission thereunder.

The Company did not receive any proceeds from the issuance of the Series B Shares.

All of the Series B Shares are "restricted securities" as that term is used in the 1933 Act and for that reason the Company received assurances that John Cecil was acquiring the Series B Shares for investment purposes only and not with a view to any re-sale or distribution of the Series B Shares.

Item 3.03 Material Modification to Rights of Security Holders.

On February 19, 2019 the Company's Board of Directors approved the designation of five million (5,000,000) shares of the Company's Preferred Stock (par value $0.00001) as Series B Preferred Stock (the "Series B Shares") and the issuance of all of the Series B Shares to John Cecil, the Company's President and Chief Executive Officer pursuant to which the Company and John Cecil entered into that certain Investment Agreement of the same date (the "Agreement").

As a result of the Company's issuance of the Series B Shares, the Company's Common Stock and the holders of the Company's Common Stock will not have any real ability to control or influence the Company's affairs.

Item 5.01 Changes in Control of Registrant.

On February 19, 2019 the Company's Board of Directors approved the designation of five million (5,000,000) shares of the Company's Preferred Stock (par value $0.00001) as Series B Preferred Stock (the "Series B Shares") and the issuance of all of the Series B Shares to John Cecil, the Company's President and Chief Executive Officer pursuant to which the Company and John Cecil entered into that certain Investment Agreement of the same date (the "Agreement").

As a result of the Company's issuance of the Series B Shares to John Cecil, the control and influence of John Cecil with respect to the control of the Company has increased:

Name of Stockholder & Shareholdings	Number of Votes

John Cecil

Common Stock	507,850,681	[1]
Series A Preferred Stock	7,000,000,000	[2]
Series B Preferred Stock	5,000,000,000	[3]

Total Voting Rights	12,507,850,681	[4]

Footnotes:

1.
John Cecil owns and holds 507,850,681 shares of the Company's Common Stock. Each share of the Company's Common Stock has the right to one (1) vote per share. The number of shares of the Company's Common Stock owned by John Cecil is as reported in the Company's 2017 Annual Report on Form 10-K.

2.	John Cecil owns and holds 70,000,000 shares of the Company's Series A Preferred Stock and each share of the Company's Series A Preferred Stock has the right to 100 votes per share.

3.	John Cecil owns and holds 5,000,000 shares of the Company's Series B Preferred Stock and each share of the Company's Series B Preferred Stock has the right to 1,000 votes per share.
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ITEM 9. EXHIBITS.

The following documents are included herein:

		Incorporated by reference			Filed
Exhibit	Document Description	Form	Date	Number	herewith

3.4	Certificate of Designation of Preferences				x
10.24	Investment Agreement				x

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2018

KALLO INC.

By:	JOHN CECIL
John Cecil, Chief Executive Officer & Chief Financial Officer